                                                                 EXHIBIT (10)(j)

                        MINE SAFETY APPLIANCES COMPANY
                          EXECUTIVE INSURANCE PROGRAM
                   As Amended and Restated as of May 5, 1998

Section 1 - Purpose
-------------------

     The purpose of the Executive Insurance Program ("EIP" or "Plan") is to enable Mine Safety Appliances Company (the "Company") to assist certain of the Company's senior management employees in providing life insurance benefits for their families and dependents during their working career with the Company and to provide them with additional flexibility and post-employment benefits upon their retirement from active employment with the Company. This result is to be accomplished by substituting, for each eligible employee, all but $50,000 of group term life insurance with individual life insurance. All of the premium cost will be paid by the Company.

Section 2 - Definitions
-----------------------

     The following definitions shall apply for purposes of the Plan unless another meaning is clearly required by the context.

     "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the
      ----------------
Exchange Act.

     "Beneficiary" shall mean any person, persons or entity who or which may be
      -----------
designated by a Participant as the recipient of any benefits to which the same may be entitled under the terms of the Plan upon the death of the Participant.

     "Board" shall mean the Board of Directors of the Company as it may be
      -----
constituted from time to time.

     "Company" shall mean Mine Safety Appliances Company, including any
      -------
subsidiaries or affiliates, or any successor thereto, except that in the definitions provided in this Section 2 of Change in Control and of Person, "Company" shall mean only the Mine Safety Appliances Company.

     "Change in Control" shall be deemed to have occurred if the event set forth
      -----------------
in
any one of the following paragraphs shall have occurred:

               (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act)) representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

               (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 5, 1998, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 5, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

               (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

               (IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "Death Benefit" shall mean the gross amount payable by an Insurer under the
      -------------
terms of a policy issued hereunder upon the death of a Participant. A portion of the Death Benefit, referred to as the "Insurance Amount" (as listed in the "Table of Insurance Amounts" attached hereto), will be paid to the Participant's Beneficiaries and the balance paid to the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Insurer" shall mean the Connecticut Mutual Life Insurance Company and/or
      -------
any other insurance carrier selected by the Company to issue Policies hereunder and which is authorized to do business in the Commonwealth of Pennsylvania.

     "Participant" shall mean any member of senior management of the Company
      -----------
authorized by the Board to participate in the Plan.

     "Person" shall have the meaning given in Section 3(a)(9) of the Exchange
      ------
Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity [including the trustees (in such capacity) of any such entity which is a trust] which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's then outstanding securities immediately before the date hereof or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption)of either such individual or such spouse; or
(F) the lineal descendants (and their spouses) of such brothers and sisters.

     "Plan" shall mean the Executive Insurance Program described herein.
      ----

     "Policy" shall mean an insurance contract issued by an Insurer on the life
      ------
of a Participant.

     "Retired Participant" shall mean a Participant who has terminated his
      -------------------
active employment as an employee of the Company on or after a date when his combined age and service satisfy the "Rule of 70" as follows: the sum of the Participant's age (measured in full and partial years, in increments of one-twelfth (1/12) year) and the Participant's years of employment with the Company (measured in full and partial years, in increments of one-twelfth (1/12) year) equals or exceeds 70.

Section 3 - Eligibility
-----------------------

     Those members of management who are eligible to participate in the Executive Insurance Program shall be the Chief Executive Officer of the Company and such other key members of senior management as shall be designated from time to time by the Chief Executive Officer of the Company and approved for participation by the Board of Directors.

Section 4 - Amount and Effective Date of Coverage
-------------------------------------------------

     The initial amount of life insurance coverage provided under the Plan to those selected for participation as of the effective date of the Plan shall be as described in the "Table of Insurance Amounts" attached hereto. The amount of life insurance provided to executives who are selected for participation after the effective date of the Plan shall be in an amount determined by the Chief Executive Officer and approved by the Board at the time of their selection.

     The effective date of insurance coverage hereunder shall be the later of the date of the employee's selection for participation herein or acceptance by the Insurer as a standard risk. The cancellation of a Participant's group term life insurance in excess of $50,000, and his actual participation in this Plan shall be conditioned upon his insurability in a standard risk category for the benefit to be provided herein or, if not insurable in a standard risk category, the acceptance by the Company of the non-standard risk category proposed by the Insurer.

     The Board reserves the right to change the amount of insurance on the life of any Participant from time to time, and any such change in the level of insurance shall be effective as of the later of the first day of the month coincident with or next following the effective date of the change or the date of acceptance by the Insurer of the new insurance amount at standard rates, or acceptance by the Company of an offer of insurance made by the Insurer at non-standard rates; provided, however, that, from and after the first date on which the combined age and service of any Participant (whether a Retired Participant or an active Participant) satisfy the Rule of 70 (as the satisfaction of such Rule is described in the definition of Retired Participant which appears in
Section 2 hereof) or will have satisfied the Rule of 70 upon an assumed immediate termination of employment (as the requirements for satisfaction of such Rule may have been modified by any written Severance Agreement between the Company and such Participant), the amount of insurance on the life of such

Participant (sometimes referred to in this Plan as the "Insurance Amount") cannot be decreased.

Section 5 - Payment for Coverage
--------------------------------

     The cost of the applicable amount of life insurance on the life of the Participant shall be paid when due by the Company. The Company shall annually furnish each Participant with a statement of imputed income reportable by the Participant for income tax purposes as a result of the payment.

Section 6 - Payment of Proceeds Upon Death While Employed
---------------------------------------------------------

     In the event of the death of the Participant while employed by the Company, the gross death benefit payable under the Policy shall be split between the Company and the Participant's Beneficiary. The Beneficiary shall receive an amount equal to the Insurance Amount and the Company shall receive the difference between the gross Death Benefit and the Insurance Amount. The amounts payable to the Company and the Beneficiary shall be paid directly to each payee by the Insurer directly from the Insurer.

Section 7 - Options Upon Retirement of a Participant
----------------------------------------------------

     Subject to Section 8 hereof, at any time prior to the year in which a Participant becomes a Retired Participant, he shall have the right to make an irrevocable election in writing of one of the following three options with respect to his Insurance Amount. If a Participant shall fail to make such an election, he shall be deemed to have elected the supplemental retirement benefit payments described in this Section 7 as Option 3.

     (1)     Maintain the Existing Arrangement.  Under this option the Executive
             ----------------------------------
Insurance Program would remain as it existed prior to the Participant's retirement. For federal income tax purposes, a Retired Participant will be deemed to have received imputed income, but the Death Benefit received by the Participant's Beneficiary will not be subject to federal income tax.

     (2)     Company-Paid Post-Retirement Death Benefit.  Alternatively, the
             ------------------------------------------

Participant can elect not to continue the Executive Insurance Program, but in lieu thereof, can elect a non-insured post-retirement death benefit equal to the Insurance Amount in effect at the date of the Participant's retirement. Under this Option there is no imputed income for tax purposes to the Retired Participant but the Death Benefit paid to the Participant's Beneficiary by the Company will be subject to federal income tax when received.

     (3) Supplemental Retirement Benefits.  Rather than a continuation of the
         --------------------------------
Death Benefit described in either Option 1 or Option 2 above, a Participant can elect to receive a series of supplemental retirement payments which, in the aggregate, equal three-quarters (75%) of the pre-retirement Insurance Amount. Payment of the supplemental retirement benefits shall be made in a series of approximately equal semi- monthly payments over a period of 15 years. Payment of such semi-monthly payments to the Retired Participant shall commence no later than sixty days after the Retired Participant's termination of employment with the Company.

     The Supplemental Retirement Benefit Option may be elected by a Participant at any time on or after August 1, 1991. It shall be available to any Participant who retires on or after that date as well as to any previously Retired Participant who had previously elected either Option 1 or Option 2. If the supplemental retirement payments of Option 3 are elected, and in the event of the death of the Retired Participant prior to the completion of the 15-year payment period, the then unpaid installments shall continue to be paid to the Retired Participant's Beneficiary or, at the discretion of the Board, may be commuted and paid to such Beneficiary in a single sum as soon as may be practicable after the Board's decision to make such a single sum payment.

Section 8 - Effect of a Change in Control
-----------------------------------------

     Notwithstanding any other provision of this Plan, if a Participant's termination of employment occurs on, or within the three-year period immediately following, a Change in Control and the Participant thereupon becomes a Retired Participant within the meaning of Section 2 hereof (the determination of such Retired Participant status taking into account any relevant provision in any written Severance Agreement the Participant may have with the Company), then, not later than the fifth (5th) business day following such termination, the Company shall pay the Retired Participant a lump sum amount equal to the present value of the series of supplemental retirement payments described as Option 3 in
Section 7 hereof to which the Retired

Participant would otherwise be entitled if the Retired Participant had elected Option 3. The Company's payment of such lump sum shall be in lieu of making payment to the Retired Participant in accordance with any option described in
Section 7 hereof. For purposes of this Section 8, such present value shall be determined using a discount rate equal to 120% of the applicable rate provided in section 1274(b)(2)(B) of the Internal Revenue Code of 1986, as amended from time to time.

Section 9 - Administration, Amendment, Termination
--------------------------------------------------

     The Board, or its delegate, shall be the "Administrator" of this Plan, and shall have full power and authority to interpret, construe and administer the same. Any such interpretation and construction shall be final and binding upon any and all parties in interest. In addition, the Board shall have the right to amend this Plan from time to time, and to terminate it at any time.. Notwithstanding the foregoing provisions of this Section 9, no amendment or termination of this Plan by the Board and no act (or failure to act) by the Board (or its delegate) as Administrator shall affect detrimentally the rights under the Plan of any Retired Participant or of any active Participant whose combined age and service have satisfied the Rule of 70 (as the satisfaction of such Rule is described in the definition of Retired Participant which appears in
Section 2 hereof) or will have satisfied the Rule of 70 upon an assumed immediate termination of employment (as the requirements for satisfaction of such Rule may have been modified by any written Severance Agreement between the Company and such Participant).

Section 10 - Miscellaneous Matters
----------------------------------

     (a)     No Right to Assets.  No Participant, Beneficiary or other person or
             ------------------
entity claiming entitlement to any benefit from or through such person shall have any right to or title in any policy or any other asset obtained by the Company for the purpose of funding the benefits provided hereunder except as otherwise expressly provided herein.

     (b)     Alienation.  Except with respect to the designation of a
             ----------
Beneficiary to be the recipient of any death benefits hereunder, or the assignment of the incidents of ownership of any death benefits hereunder, the interest of Participants and their Beneficiaries under the Plan are not in any way subject to their debts or other obligations and may not be voluntarily or involuntarily sold, transferred, assigned, alienated or encumbered, and any attempt to do so shall be void

     (c)     Construction.     The Plan shall be construed and administered
             ------------
according to the laws of the Commonwealth of Pennsylvania and any federal laws which may from time to time be applicable. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would apply, and whenever any words are used in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of Sections of this instrument are inserted for convenience of reference only and as such they constitute no part of this Plan and are not to be considered in the construction hereof.

     (d)     Limitation of Benefit.  All benefits hereunder except those
             ---------------------
described in Section 8 and Options 2 and 3 of Section 7 shall be payable solely by the Insurer(s) under the Policies issued hereunder, and the Company does not assume any liability or responsibility therefor or guarantee such benefits. The liability and responsibility of the Company are strictly limited to the provisions of this Plan.

                          TABLE OF INSURANCE AMOUNTS
                          --------------------------

Title                                                                Amount
-----                                                                ------

Chairman                                                           $1,000,000

President                                                            $750,000

Vice President                                                       $600,000

Executive                                                            $300,000